                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


               We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Altera Corporation, which appears in Altera Corporation's Annual Reports on Form 10-K and Form 10K/A for the year ended December 31, 1999.







PricewaterhouseCoopers LLP
San Jose, California
May 15, 2000